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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                   FORM 8-K/A

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2003

                          VALASSIS COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)

   Delaware                          1-10991                      38-2760940
 (State or other            (Commission File Number)            (IRS Employer
of incorporation)                                             Identification No)

                  19975 Victor Parkway, Livonia, Michigan 48152
                     (Address of principal executive office)

Registrant's telephone number, including area code: 734-591-3000

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This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by
Valassis Communications, Inc. on February 21, 2003 to add the financial statements of NCH Marketing Services, Inc. and the unaudited pro forma financial statements of the combined company under Items 7 (a) and 7 (b), respectively.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

7.a. The required financial statements for NCH Marketing Services, Inc. are listed in Exhibit 99.4 hereto and are hereby incorporated by reference.

7.b. Pro forma financial combined information related to the Registrant's acquisition of NCH Marketing Services, Inc. on February 13, 2003 is filed as Exhibit 99.2 hereto and is hereby incorporated by reference.

7.c. Exhibits

     Exhibit 2.1 -  Stock Purchase Agreement by and among Valassis
                    Communications, Inc., Valassis Coupon Clearing, Inc., as Buyer and NCH Stockholders, Collectively, as Sellers and NCH Marketing Service, Inc. dated February 13, 2003 *

     Exhibit 99.1 - Press Release of Valassis Communications, Inc. dated
                    February 13, 2003 *

     Exhibit 99.2 - Pro forma financial information related to the NCH Marketing
                    Services, Inc. acquisition

     Exhibit 99.3 - Consent of KPMG LLP, Independent Accountants

     Exhibit 99.4 - Audited consolidated balance sheet and related statements of operations, stockholders' deficit and comprehensive loss and cash flows of NCH Marketing Services, Inc. as of December 31, 2002 and for the year then ended

     * - Previously filed

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            VALASSIS COMMUNICATIONS, INC.


                                            By: /s/ Robert L. Recchia
                                                --------------------------------
                                                Robert L. Recchia
                                                Executive Vice President and
                                                Chief Financial Officer

Dated: April 29, 2003

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EXHIBIT INDEX

Exhibit 2.1 -  Stock Purchase Agreement by and among Valassis Communications,
               Inc., Valassis Coupon Clearing, Inc., as Buyer and NCH Stockholders, Collectively, as Sellers and NCH Marketing Service, Inc. dated February 13, 2003 *

Exhibit 99.1 - Press Release of Valassis Communications, Inc. dated February 13,
               2003 *

Exhibit 99.2 - Pro forma financial information related to the NCH Marketing
               Services, Inc. acquisition

Exhibit 99.3 - Consent of KPMG LLP, Independent Accountants

Exhibit 99.4 - Audited consolidated balance sheet and related statements of operations, stockholders' deficit and comprehensive loss and cash flows of NCH Marketing Services, Inc. as of December 31, 2002 and for the year then ended

* - Previously filed